UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 12, 2014

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122
(Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2014, Retail Opportunity Investments Corp. (the “Company”) and Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) entered into an underwriting agreement with Citigroup Global Markets Inc. and Wells Fargo Securities, LLC as representatives of the several underwriters named in Schedule A thereto, in connection with the offer and sale by the Company of 12,500,000 shares of its common stock, par value $0.0001 per share, at a price of $14.95 per share. The Company granted the underwriters an option to purchase up to 1,875,000 additional shares of common stock, which has been exercised by the underwriters in full. The Company expects to receive aggregate net proceeds from the offering of approximately $205.5 million after deducting underwriting discounts and commissions and estimated offering expenses. The shares of the Company’s common stock are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3ASR (File Nos. 333-189057 / 333-189057-01). The offering is scheduled to close on June 18, 2014, subject to specified closing conditions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 13, 2014, a subsidiary of the Company completed the acquisition of the property known as Fallbrook Shopping Center located in West Hills, California, within the Los Angeles metropolitan area, from Fallbrook Square Partners Limited Partnership and Fallbrook Square Anchor Acquisition, LP (collectively, the “Sellers”), unaffiliated third parties, for approximately $210.0 million in cash. The Company funded the purchase price of the Fallbrook Shopping Center acquisition using borrowings under its $350.0 million unsecured revolving credit facility.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this Item will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this Item will be filed under cover of a Form 8-K/A as soon as practicable, but no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 12, 2014, among Retail Opportunity Investments Corp., Retail Opportunity Investments Partnership, LP and Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representative of the several underwriters named therein

5.1	Opinion of Clifford Chance US LLP (including consent of such firm)

8.1	Tax Opinion of Clifford Chance US LLP (including consent of such firm)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL OPPORTUNITY INVESTMENTS CORP.

Dated: June 17, 2014	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Michael B. Haines
Chief Financial Officer